                               INDEX TO EXHIBITS
                               -----------------

                                                        Page
                                                        ----

EXHIBIT A           Agreement of Reporting Persons      18

                                   Exhibit A
                                   ---------

     Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Garden Botanika, Inc. has been filed on behalf of the undersigned.

Signature:
----------


     Dated February 13, 1997


                              Oak Investment Partners IV,
                              Limited Partnership

                              By:   Oak Associates IV,
                                    Limited Partnership,
                                    As General Partner


                              By:   /s/ Edward F. Glassmeyer
                                    -----------------------------
                                    General Partner

                              Oak Associates IV, Limited
                              Partnership


                              By:   /s/ Edward F. Glassmeyer
                                    ------------------------------
                                    General Partner


                              Oak IV Affiliates Fund, Limited
                              Partnership


                              By:  Oak IV Affiliates, As General
                                    Partner


                              By:  /s/ Edward F. Glassmeyer
                                   -------------------------------
                                   General Partner


                              Oak IV Affiliates


                              By:  /s/ Edward F. Glassmeyer
                                   -------------------------------
                                   General Partner

                              OAK MANAGEMENT CORPORATION



                         By:  /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Name:      Edward F. Glassmeyer
                              Title:     President


                              /s/ Bandel L. Carano
                              ------------------------------------
                              Bandel L. Carano



                              /s/ Fredric W. Harman
                              ------------------------------------
                              Fredric W. Harman



                              /s/ Gerald R. Gallagher
                              ------------------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                              ------------------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                              ------------------------------------
                              Eileen M. More